SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     May 10, 2010

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

As disclosed in Tactical Air Defense Services, Inc.’s (the “Company”) Form 10-K for the period ending December 31, 2009 filed with the United States Securities and Exchange Commission on April 15, 2010, on March 4, 2010, the Company sued Mark Daniels, the Company’s former President and Chief Executive Officer, and various entities affiliated with or controlled by Mr. Daniels, in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida, for temporary and permanent injunctive relief, damages, and other relief for breach of contract, breach of fiduciary duty and duty of loyalty, tortuous interference with advantageous and contractual relationships, and misappropriation, misuse and conversion of trade secrets and confidential business information.

On May 7, 2010, Mr. Daniels filed an improper and frivolous Involuntary Chapter 7 Petition (the “Petition”) against the Company in the United States Bankruptcy Court for the Southern District of Florida, in an effort to circumvent the legitimate court process, by claiming non-payment of a promissory note that the Company contends in its litigation against Mr. Daniels was issued without proper consideration when Mr. Daniels was the President, Chief Executive Officer, and a Director of the Company.

Upon notification to the Company on May 10, 2010 of this improper Petition, the Company requested and was granted an Emergency Hearing for May 14, 2010 in the United States Bankruptcy Court in the Southern District of Florida before Chief Justice Paul G. Hyman (the "Emergency Hearing").

On May 14, 2010, Chief Justice Paul G. Hyman issued a signed Order granting an emergency Motion to Dismiss the Involuntary Chapter 7 Petition filed against the Company by Mr. Daniels.  In the Court Order, it was agreed that:

-	Mr. Daniels’ claim is the subject of a bona fide dispute;
-	The Company has more than 12 unsecured creditors (note holders are the only claims not in dispute);
-
The Court should enter an Order dismissing Mr. Daniels’ involuntary petition, with prejudice to any subsequent involuntary petition by Mr. Daniels (i.e.. he is barred from refilling an involuntary petition), or any insider or affiliate of Mr. Daniels; and

-
Moreover, Mr. Daniels cannot pursue any efforts or take any actions to solicit, recruit, encourage, or cause any other alleged creditor of the Company to file an involuntary bankruptcy petition against the Company.

-
The Company agreed to withdraw its claim for attorney’s fees, costs, damages and punitive damages arising from the improvident filing in exchange for Mr. Daniels’ consent to the dismissal of the petition.

Additionally, Mr. Daniels’ attorney of record who filed the Petition, as a result of learning that Mr. Daniels had materially misstated the facts and failed to disclose that Mr. Daniels was currently the Defendant in civil litigation with the Company, filed a motion to withdraw his representation of Mr. Daniels in the Petition.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

99.1	Court Order Granting Emergency Motion of Alleged Debtor to Dismiss Involuntary Petition

Dated:   May 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tactical Air Defense Services, Inc. /s/ Alexis Korybut

By:	Alexis Korybut
Its:	Chief Executive Officer